Exhibit 99.1

INVESTOR PRESENTATION MAY 2020

2 Forward - looking Statements This presentation (the “Presentation”) relates to Chicken Soup for the Soul Entertainment, Inc . (“CSS Entertainment”, “CSSE”, or the “Company ”) . This presentation contains various information and projections regarding the Company’s business, including its operations through Crackle Plus, a company formed by CSSE and CPE Holdings, Inc . (an affiliate of Sony Pictures Television Inc . ), and Landmark Studio Group a majority owned subsidiary of CSSE . There are risks involved in the joint ventures and the Company’s business generally, including those discussed in the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2019 , and the Company’s other filings that have been made and will be made with the SEC . Financial information for the year ended December 31 , 2019 is derived from our Annual Report on Form 10 - K as filed with the SEC on March 30 , 2020 . This Presentation includes “forward - looking statements” and projections . CSS Entertainment’s actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements or projections as predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward - looking statements . These forward - looking statements and projections include, without limitation, estimates and projections of future performance, which are based on numerous assumptions about sales, margins, competitive factors, industry performance and other factors which cannot be predicted . Such assumptions involve a number of known and unknown risks, uncertainties, and other factors, many of which are outside of the Company’s control, including, among other things : our core strategy ; operating income and margin ; seasonality ; liquidity, including cash flows from operations, available funds and access to financing sources ; free cash flows ; revenues ; net income ; profitability ; stock price volatility ; future regulatory changes ; pricing changes ; the ability of the company’s content offerings to achieve market acceptance, the company’s success in retaining or recruiting officers, key employees, or directors ; the ability to protect intellectual property, the ability to complete strategic acquisitions, the ability to manage growth and integrate acquired operations ; the ability to pay dividends, regulatory or operational risks, and general market conditions impacting demand for the Company’s services . For a more complete description of these and other risks and uncertainties, please refer to the Company’s 10 - K filed with the SEC . Should one or more of these material risks occur or should the underlying assumptions change or prove incorrect, the actual results of operations are likely to vary from the projections and the variations may be material and adverse . The forward - looking statements and projections herein should not be regarded as a representation or prediction that CSS Entertainment will achieve or is likely to achieve any particular results . CSS Entertainment cautions readers not to place undue reliance upon any forward - looking statements and projections, which speak only as of the date made . CSS Entertainment does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based . All registered or unregistered service marks, trademarks and trade names referred to in this Presentation are the property of their respective owners, and CSS Entertainment’s use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks or trade names .

COMPANY OVERVIEW

4 What is TV Today? TOTAL UNIVERSE 120M TV HOUSEHOLDS (U.S.) CORD “Converters” 1 THE FALSE PROMISE OF vMVPDS 2 Once promising consumers skinny bundles at an affordable price, this is no longer the case 52% of cord cutters don’t miss anything about Cable/Satellite 52% of cord cutters don’t miss anything about Cable/Satellite 2 Americans are willing to subscribe to 3.6 services THE PROLIFERATION OF SVODS 3 SVOD subscribers’ greatest frustrations: 87% it’s all becoming too expensive 4 67% toggling between services 4 45% “not being able to find content” 4 SUBSCRIPTION FATIGUE 4 45M cord cutters in 2020 1 ~45M cord “converters” in 2020 1 55M in 2022 1 ~55M in 2022 1 Americans are willing to subscribe to 3.6 services 3 A Fragmented, Expensive, and Confusing Experience for the Consumer (1) eMarketer, July 2018 (2) eMarketer , April 2019 (3) Wall Street Journal, November 2019 (4) Forbes, October 2019

5 Cord - cutters are ready for an alternative to SVODs. Streamers are realizing that “free" does not limit choice or sacrifice quality. The Free TV Solution The Rise of Free TV 81% of A14 - 35 are willing to accept more advertising in exchange for free content 1 45% of streamers watch AVOD the most out of all streaming video 3 73% of A18+ Streamers watch ad - supported OTT video to round out their entertainment bundle 2 (1) The Drum; (2) Vorhaus ; (3) Roku

6 Chicken Soup for the Soul Entertainment Investment Highlights Huge market opportunity in streaming VOD CSSE operates leading AVOD networks Cost - effective content distribution and production engine Solid balance sheet AN EARLY AVOD LEADER Self - sustaining, high growth business model

7 High cost of multiple subscriptions, combined with disruption of ad - supported network model, will drive more consumers and advertisers to AVOD platforms Huge AVOD Market Opportunity $22 $56 $0 $10 $20 $30 $40 $50 $60 2018 2024 Global AVOD Total Available Market Global AVOD Revenue ($BN) Attractive Market Characteristics: • Content will remain in high demand • Consumers have abundant choices • Consumers will always value quality content that is freely accessible • Online networks offer flexibility in programming schedules and ad formats (1) Multichannel News: Global AVOD Revenue to Reach $56 Billion by 2024 1

8 220.9 221.0 221.3 92.9 111.9 129.3 2017 2018 2019 Traditional Media Digital Media Advertisers Are Following the Eyeballs US growth in ad spend on Digital Video (OTT/Streaming) is outpacing Linear TV 1 US Total Media and Marketing Spend ($B) 2 (1) CNBC: Global growth in ad spend on video - on - demand is outpacing traditional media (2) Winterberry Group, “Outlook for Dara Driven Marketing: First Look US Total Media and Marketing Spend on Digital Video ($B) 2 1.3 2.2 2.6 2017 2018 2019 Digital Video (OTT/Streaming) 70.2 69.9 69.2 2017 2018 2019 Linear TV US Total Media and Marketing Spend on Linear TV ($B) 2

9 DISTRIBUTION OTT NETWORKS PRODUCTION Chicken Soup for the Soul Entertainment’s best - in - class content, distribution and production capabilities help set Crackle Plus apart in the AVOD ecosystem — ultimately benefiting the consumer. (*) Third party international distributor *

10 Self - Sustaining AVOD Network Model ADD AVOD NETWORKS EXPLOIT CONTENT UNIFIED AD PLATFORM ENGAGE PARTNERSHIPS BUILD VALUABLE LIBRARY ACQUIRE AND RETAIN VIEWERS

11 Crackle Plus: Our Mission Always FREE Entertaining, Inspirational, & Inclusive Available Everywhere Empower the streamer to cut - the - cord with premium programming, improved user interface, and better advertising experience — all at no cost to the consumer.

12 Crackle Plus: Leading Family of AVOD Networks 7 ad - supported video - on - demand networks including Crackle & Popcornflix Top - 5 Network on the industry leading Roku Platform Available on all major streaming platforms and smart TVs including 500,000 Marriott hotel room screens through LG 1 (1) Internal company data (2) Needham (Laura Martin) 12/3/19 : Raising Roku PT to $200. Buy on Dips (3) Rankings based on Roku TV app platform (4) Pre - Disney+ launch Top Ad - Supported Channels 2,3 1. 2. 3. 4. 5.

13 Crackle Plus: Our Brands & Partners We’re creating the most effective solution for advertisers to reach audiences in the evolving OTT landscape — at scale Free Premium Movies & TV Free Indie/Classic Movies & TV AVOD & SVOD Fandom/Anime Linear Premium Content

14 Strong Competitive Position 6% 6% 4% 4% 3% 3% 2% 2% 1% 1% 1% 1% 1% 1% 1% 1% 1% 0% 1% 2% 3% 4% 5% 6% 7% Use of Ad - Based OTT Video Services (2018 - 2019) 1 (1) Parks Report: 360 Deep Dive - Ad - Supported OTT : Viewers and Use % of Survey Respondents Indicating Use of Specified OTT Service Over the Past 30 Days

15 Crackle Plus AVOD Network Profiles Popcornflix was created for people who want to watch "Great Movies. Free." Popcornflix has full - length movies that will make you laugh, make you cry, scare the heck out of you, or inspire you to hug the person you love. Crackle is a leading, free to use video entertainment network featuring full length movies, TV shows and original programming. Frightpix has free feature - length horror films that will scare you out of your seat and leave you screaming! We have monster hits, cult classics and critical darlings to flame your wildest fears and quench your thirst for horror. Popcornflix Comedy was created for people who love to laugh. It's the network for fans who want to watch “Great Comedy Movies. Free.”

16 We Reach TV’s Lost Generation 33 A18-34 Comp A25-34 Comp 48% 38% 7% 14% 9% 9% vs. MEDIAN AGE 58 Broadcast Crackle & Funimation Broadcast Ad - Supported Cable 54 Ad - Supported Cable A Higher Concentration of Younger Viewers (1) Nielson Digital Ad Ratings 1

17 Cost - Effective Distribution & Production Engine With Critical Mass of Content • Original production budgets are a major challenge across VOD industry • Our cost - effective, scalable distribution and production gives us a competitive edge • Innovative production partnerships provide access to proven creative talent • Crackle Plus benefits from valuable library with 49K hours of owned and licensed programming including popular Sony TV and film content

18 Distribution & Production Screen Media is an international distributor of television series and films, licensing content through theatrical, home video, pay - per - view, free, cable and pay television, and subscription and advertising video - on - demand platforms. Chicken Soup for the Soul Entertainment develops and produces award - winning original programming and high - quality video content that brings out the best of the human spirit through positive storytelling. Landmark Studio Group is a fully integrated entertainment company that develops, finances, produces and distributes scripted live action and animated series, feature films, comedy specials and more. A Plus is a positive journalism site founded and chaired by Ashton Kutcher that covers the latest news with a hopeful twist. It invites audiences to be informed about news and entertainment — and feel good about it. 2,000+ Positive News Stories Published (2018) 3.4 million Social Media Audience Cost - effective original and exclusive content engine

19 Case Study: Going From Broke • #1 title on the Crackle Network • 217M+ minutes streamed as of 3/30/20 • 5.9M+ unique viewers as of 3/30/20 • 13.5M+ streams to date • De - risked and cost - effective production model • Production cost 100% paid for by sponsors in advance of production • Ad revenue is 5x+ marketing costs

20 Crackle Originals & Exclusives: Programming Calendar * March April June July On Point Sports Documentary Grand Isle Horror Thriller * Current schedule as of 5/18/20 , subject to change May Liam Gallagher: As It Was Music Documentary Memory: The Origins of Alien Film Documentary Slumerican Music Documentary Crown Vic Police Thriller Portals Sci - Fi Anthology Wonders of the Sea Nature Documentary The Sonata Gothic Thriller Cooped Up Comedy

21 Strategy to Drive Long - Term Free Cash Flow Growth ADD AVOD NETWORKS EXPLOIT CONTENT UNIFIED AD PLATFORM ENGAGE PARTNERSHIPS BUILD VALUABLE LIBRARY Building a Next - generation Broadcast Network • Produce low - cost originals • Acquire exclusive content • Expand production partnerships • Execute library acquisitions • Integrate ad platform • Grow sales force • Increase eCPMs across networks • Acquire networks • Develop thematic networks • Grow and retain viewers Content Audience Advertising

22

Only Pure-Play AVOD Network with an Originals & Exclusives Strategy

A Curated Entertainment Network for Today's Streamer

WHAT DIFFERENTIATES US?

Robust Originals & Exclusives Slate


THE DEBT STOPS HERE.
GOING BROKE
$1.5 TRILLION

The Only pure-play Free Streaming Platform that Offers Originals

Hand Picked Curation



We Curate & Program Like a Network

Always Increasing Discoverability


Roku
PBS
ESPN
CRACKLE
CW

We are Where Consumers Watch

Our Unique Programming Lens

Inspirational, Educational, Entertaining, Diverse, Inclusive

We Have Scale, We're Young & We're Growing

23M Monthly Uniques[1]
32 Avg. Age[2]
32% YOY Growth in Time Spent[3]

Chicken Soup for the Soul Entertainment

(1) Comscore
(2) Nielson Digital Ad Ratings
(3) Internal Crackle Plus data

23 Effective, Efficient Customer Acquisition and Retention Paid Discovery and marketing on OEM’s Social Leverage social media presence On - Air In - network cross promotion Content Fresh, quality and diverse content User Interface Intuitive and easy - to - use UI Ad Experience Great, non - disruptive user ad experience Targeting Leverage CRM and behavior targeting CUSTOMER ACQUISITION CUSTOMER RETENTION

24 Diverse and Targeted Ad Sales Strategy DIRECT SALES PROGRAMMATIC LOCAL RESELLERS Direct to brand across all of our AVOD networks with data driven consumer targeting capabilities OTT has been an enhancement for the local resellers, and we provide these operators with local geo targeted ad supply Offer advertisers access to premium long form video in real time across our network We’re data driven, with results Multiple ad sales channels drive supply and demand optionality 49.5% 42% 8.5% Percent of ad revenue 1 (1) Percent of ad revenue for H2 of 2019

25 Aggressive Growth in 2020 * Expanding the Crackle & Popcornflix Experience NEW DISTRIBUTION Marketing Presence on Device Platforms Crackle Original Going From Broke PLATFORM MARKETING Coming to Live Linear Streaming Services ACQUIRE ADDITIONAL AVOD NETWORKS * Management goals for 2020

26 Why We Are Positioned to Win Healthy balance sheet Large and growing content library Cost - effective distribution & production engine Comprehensive, integrated ad platform Leadership position in AVOD with Crackle Plus Rapidly growing and fragmented VOD market with consolidation opportunity

FINANCIAL SUMMARY

28 Operating Results $1.5 $8.1 $10.9 $27.8 $55.3 $79.3 2015 2016 2017 2018 2019 2019 Pro Forma $ in millions Revenue $0.0 $3.8 $4.0 $10.0 $6.0 $10.5 2015 2016 2017 2018 2019 2019 Pro Forma Adjusted EBITDA (1) See slides 31 and 32 for details regarding Adjusted EBITDA and reconciliation to comparable GAAP measures (1) (2) (2) (2) Assumes the acquisition of Crackle occurred on January 1, 2018. See CSSE Form 10 - K for the year ended December 31, 2019

29 Q 1 2020 Results $2.5 $14.1 Revenue Adjusted EBITDA $ in millions (1) Q1 2019 Q1 2020 Q1 2019 Q1 2020 (1) See slides 31 and 32 for details regarding Adjusted EBITDA and reconciliation to comparable GAAP measures $ - 0.9 $2.0

30 $20.0 Balance Sheet Total Assets Total Liabilities Solid balance sheet as of 3/31/20 Total Equity $ 158.2 $79.8 $ 78.4 (1) See Form 10 - Q for the quarter ended March 31,2020 (1) $ in millions Debt

31

Non-GAAP Financial Measures

Our consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"). We use a non-GAAP financial measure to evaluate our results of operations and as a supplemental indicator of our operating performance. The non-GAAP financial measure that we use is Adjusted EBITDA. Adjusted EBITDA (as defined below) is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. Due to the significance of non-cash, non-recurring, and acquisition related expenses recognized for the year ended December 31, 2019 and the quarter ended March 31, 2020, and the likelihood of material non-cash, nonrecurring, and acquisition related expenses to occur in future periods, we believe that this non-GAAP financial measure enhances the understanding of our historical and current financial results as well as provides investors with measures used by management for the planning and forecasting of future periods, as well as for measuring performance for compensation of executives and other members of management. Further, we believe that Adjusted EBITDA enables our board of directors and management to analyze and evaluate financial and strategic planning decisions that will directly affect operating decisions and investments. We believe this measure is an important indicator of our operational strength and performance of our business because it provides a link between operational performance and operating income. It is also a primary measure used by management in evaluating companies as potential acquisition targets. We believe the presentation of this measure is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by management. We believe it helps improve investors' ability to understand our operating performance and makes it easier to compare our results with other companies that have different capital structures or tax rates. In addition, we believe this measure is also among the primary measures used externally by our investors, analysts and peers in our industry for purposes of valuation and comparing our operating performance to other companies in our industry.

The presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual, infrequent or non-recurring items or by non-cash items. This non-GAAP financial measure should be considered in addition to, rather than as a substitute for, our actual operating results included in our condensed consolidated financial statements.

We define Adjusted EBITDA as consolidated operating income (loss) adjusted to exclude interest, taxes, depreciation, amortization, acquisition-related costs, consulting fees related to acquisitions, dividend payments, non-cash share-based compensation expense, and adjustments for other unusual and infrequent in nature identified charges. Adjusted EBITDA is not an earnings measure recognized by US GAAP and does not have a standardized meaning prescribed by GAAP; accordingly, Adjusted EBITDA may not be comparable to similar measures presented by other companies. We believe Adjusted EBITDA to be a meaningful indicator of our performance that provides useful information to investors regarding our financial condition and results of operations. The most comparable GAAP measure is operating income.

Adjusted EBITDA has important limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

- Adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
- Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;
- Adjusted EBITDA does not reflect the effects of preferred dividend payments, or the cash requirements necessary to fund;
- Although amortization and depreciation are non-cash charges, the assets being depreciated will often have to be replaced in the future, and Adjusted EBITDA does not reflect any future cash requirements for such replacements;
- Adjusted EBITDA does not reflect the impact of stock-based compensation upon our results of operations;
- Adjusted EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments on our debt;
- Adjusted EBITDA does not reflect our income tax (benefit) expense or the cash requirements to pay our income taxes;
- Adjusted EBITDA does not reflect the impact of acquisition related expenses; and the cash requirements necessary;
- Adjusted EBITDA does not reflect the impact of other non-recurring, infrequent in nature and unusual expenses; and
- Other companies in our industry may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

Chicken Soup for the Soul Entertainment

32 Quarter Ended March 31, Year Ended December 31 2020 2019 2019 Net loss available to common stockholders, as reported $ (11,427,380) $ (3,376,737) (34,976,816) Preferred dividends 974,272 603,307 3,304,947 Provision for income taxes 49,000 (438,000) 585,000 Other Taxes 53,411 281,210 460,205 Interest expense, net of interest income 322,687 127,598 770,826 Film library and program rights amortization, included in cost of revenue (non - cash) 2,494,832 871,126 10,683,227 Share - based compensation expense 244,835 215,847 1,061,926 Acquisition - related costs and other one - time consulting fees 98,926 397,935 3,968,227 Reserve for bad debt & video returns 1,721,595 300,403 2,669,699 Amortization 5,204,728 205,623 13,293,279 Transitional Expenses 2,113,469 — 3,505,855 All other nonrecurring costs 186,948 24,155 276,400 Adjusted EBITDA $ 2,037,323 $ (787,533) 5,953,528 Non - GAAP Financial Measures Continued

THANK YOU